Exhibit 10.3

SUBSCRIPTION AGREEMENT

in connection with

VERSUS SYSTEMS, INC.

Unsecured Promissory Note Convertible into

Up to 2,155,172 Units, Each Unit

Consisting of One Share of Common Stock and

One Warrant to Purchase One-Half of One Share of Common Stock

Effective October 16, 2024

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

NAME OF SUBSCRIBER: ASPIS CYBER TECHNOLOGIES, INC.

SECURITIES OFFERED: Unsecured promissory note convertible (the “Note”) into up to 2,155,172 Units (the “Units”), each Unit at a conversion price of $1.16 and consisting of (i) one share of Common Stock of Versus Systems, Inc., a British Columbia corporation (the “Company”), and (ii) a warrant to purchase one-half of a share of Common Stock of the Company at a purchase price of $2.00 per one-half share, equal to $4.00 per one whole share (the “Offering”).

IMPORTANT INSTRUCTIONS FOR COMPLETION:

1.	COMPLETE YOUR NAME ABOVE; and

2.	PROVIDE THE DOLLAR VALUE OF THE NOTE AND NUMBER OF UNITS TO BE PURCHASED UPON CONVERSION OF THE NOTE AND ALL INFORMATION REQUESTED ON PAGES 9 AND 10, AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS ANNEX A; and

3.	SIGN THE SUBSCRIPTION AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 10 AND IN THE APPROPRIATE PLACE ON PAGE A-3 OF ANNEX A; and

4.	MAKE YOUR CHECK PAYABLE TO “VERSUS SYSTEMS, INC.” OR WIRE PAYMENT OF FUNDS PURSUANT TO THE WIRING INSTRUCTIONS SET FORTH IN NO. 7 BELOW; and

5.	IF BY CHECK AND MAIL, DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT WITH CHECK PAYABLE TO “VERSUS SYSTEMS, INC.” TO THE FOLLOWING ADDRESS:

Versus Systems, Inc.

LOS ANGELES CA 90028-8529

Attention: Curtis Wolfe, Interim CEO

IF PAYMENT IS TO BE MADE BY WIRE TRANSFER, PLEASE WIRE FUNDS TO:

Chase Bank

509 Park Ave

New York, NY 10022

Tel: 212-559-0206

ABA No.:
Account Name:	Versus Systems, Inc.
Account No.:
Reference:	Versus Systems, Inc.

6.	EMAIL THE SIGNED PAGES 9, 10 AND ANNEX PAGES A1-A3:

To the Company:

Attention: Curtis Wolfe, Interim CEO

Email:

THE UNSECURED PROMISSORY NOTE AND UNITS AND SHARES OF COMMON STOCK AND WARRANTS ISSUABLE UPON CONVERSION OF THE NOTE, AND SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (COLLECTIVELY, THE “SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE NOTES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Versus Systems, Inc., a British Columbia corporation (the “Company”), of an unsecured promissory note, convertible into up to 2,155,172 Units (the “Units”), each Unit at a conversion price of $1.16 and consisting of (i) one share of Common Stock, no par value (the “Common Stock”), of the Company, and (ii) a warrant (the “Warrants”) to purchase one-half of a share of Common Stock of the Company for a purchase price of $2.00 per one-half share ($4.00 per each full share). The Warrants shall be substantially on the terms and in the form attached hereto as Exhibit A.

SECTION 1

1.1	Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Note and number of Units indicated on Page 9 hereof, on the terms and conditions described herein.

1.2	Purchase. The Subscriber understands and acknowledges that the purchase price of the Note shall be up to $2,5000,000, which shall be remitted to the Company. The Subscriber also understands that the conversion price for each Unit upon conversion of the Note shall be $1.16.

1.3	Payment for Purchase. Payment for the Note and Units may be made by check or wire transfer as follows:

If by check, payable to: “Versus Systems, Inc.” and mailed to:

Versus, LLC. c/o Versus Systems, Inc.

LOS ANGELES CA 90028-8529

Attention: IR

If by wire:

Chase Bank

509 Park Ave

New York, NY 10022

Tel: 212-559-0206

ABA No.:
Account Name:	Versus, LLC
Account No.:
Reference:	Versus Systems, Inc.

SECTION 2

2.	Acceptance or Rejection.

(a)	The Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Note and Units in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)	In the event of rejection of this subscription, or in the event the sale of the Note and Units is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber in exchange for the Note and Units.

SECTION 3

3.	Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)	The Subscriber is acquiring the Note and Units, and shares of Common Stock and Warrants comprising the Units (collectively, the “Securities”) for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the securities comprising such securities. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such securities.

(b)	The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Securities, is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(a)(2) of the Securities Act and Regulation D (“Regulation D”), or pursuant to an exemption to an offering of securities in an offshore transaction to persons who are not U.S. persons pursuant to Rule 903 of Regulation S under the Securities Act (“Regulation S”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Company and its affiliates as follows:

(i)	The Subscriber realizes that the basis for the Regulation D or Regulation S exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring any of the Securities, for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)	The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Company; and

(iii)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Securities.

(c)	The Subscriber represents and warrants to the Company as follows:

(i)	Such Subscriber is authorized, empowered, and qualified to execute, deliver and perform this Agreement and other transaction documents to which such Subscriber is a party and to purchase and hold the Securities and such purchase will not contravene any law, rule or regulation binding on the Subscriber, or any investment guideline or restriction applicable to the Subscriber; and

(ii)	The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to review the “Risk Factors” annexed hereto as Exhibit B and to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Subscriber to evaluate the merits and risks of purchase of the Securities, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(iii)	The Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities; and

(iv)	The Subscriber has determined that the Securities are a suitable investment for the Subscriber and that at this time the Subscriber can bear a complete loss of the Subscriber’s investment; and

(v)	The Subscriber is not relying on the Company, or its affiliates with respect to economic, tax or legal considerations involved in this investment and it is understood that information and explanations related to the terms and conditions of the Securities provided in the Agreement or otherwise by the Company or any of its affiliates or advisors shall not be considered investment, legal or tax advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates or advisors are acting or has acted as an advisor to the Subscriber in deciding to invest in the Securities; and

(vi)	The Subscriber realizes that it may not be able to resell readily any of the Securities purchased hereunder because (A) there may only be a limited market, if any exists, for any of the such securities and (B) none of such securities has been registered under the federal securities laws or any U.S. state’s “blue sky” laws; and

(vii)	The Subscriber understands that the Company has the absolute right to refuse to consent to the transfer or assignment of the Securities if such transfer or assignment does not comply with applicable state and federal securities laws; and

(viii)	No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company in this Agreement; and

(ix)	The Subscriber understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the undersigned understands that the Company has no obligation or intention to register any of the Securities or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, the Subscriber understands that under the Commission’s rules, the undersigned may dispose of the Securities only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Securities in the hands of the undersigned. Consequently, the undersigned understands that the Subscriber must bear the economic risks of the investment in the Securities for an indefinite period of time.

(x)	The Subscriber is an “accredited investor” (as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned acknowledges that the undersigned has completed the Investor Questionnaire contained in Annex A and the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete and does not contain any misrepresentation or material omission.

(xi)	Any information which the Subscriber has heretofore furnished to the Company with respect to the Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information the Subscriber will immediately furnish such revised or corrected information to the Company; and

(xii)	The foregoing representations, warranties and agreements shall survive the sale of the Securities and acceptance by the Company of the Subscriber’s subscription.

(d)	There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Subscriber, threatened, against or affecting the Subscriber, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Subscriber, or which could reasonably be expected to materially and adversely affect the properties or assets of the Subscriber.

(e)	The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Subscriber of any of the terms or provisions of, or constitute a default under, the organizational documents of the Subscriber, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Subscriber is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal, State or other regulatory body, administrative agency or other governmental body having jurisdiction over the Subscriber or any of its properties or assets.

(f)	The Subscriber hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) is applicable to the Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this paragraph (d), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Subscriber’s securities for purposes of Rule 506(d) of the Act.

(g)	Confidential Treatment.

(i)	The Subscriber, its officers, directors and equity holders each acknowledge that Aspis has and will receive Confidential Information (as defined below) of significant value to the Company in connection with the purchase and ownership of the Securities. Subscriber shall, and Subscriber shall cause its officers, directors and equity holders to, at all times, keep documents or other materials containing such Confidential Information in a secure place, shall not use the Confidential Information for any purpose other than the evaluation of its investment in the Company, except as otherwise agreed to in a writing signed by the Company, and shall not disclose any of the Confidential Information in any manner whatsoever, in whole or in part, to any person for any reason or purpose whatsoever except (A) if such Subscriber is required by a court of competent jurisdiction to so disclose after notice has been given to the Company and the Company has had an opportunity to oppose such disclosure or seek a protective order to the extent practicable, (B) to employees and representatives of such Subscriber, if any, who need to know such information in connection with such Subscriber’s investment in the Company (“Necessary Agents”), provided that the Subscriber shall have informed each such Necessary Agent of the confidential nature of such information and obtained their agreement (the “Necessary Agent Confidentiality Agreement”) to hold all Confidential Information in strict confidence and not to use it for any purpose other than as permitted hereunder and shall ensure the performance by each Necessary Agent of such Necessary Agent Confidentiality Agreement. Subscriber and each of its officers, directors and equity holders and Necessary Agents understand that Confidential Information and other information available to the Subscriber may constitute material non-public information and that the federal and state securities laws contain restrictions on transacting in the Company’s securities or allowing or causing others to do so, while in possession of such material non-public information.

(ii)	“Confidential Information” means any and all information provided to the Subscriber by or on behalf of the Company in connection with the purchase and ownership of the Securities or otherwise, except for information that the Subscriber can establish (A) is generally known to the public other than as a result of the breach by the Subscriber or any affiliate of the Subscriber of an obligation of confidentiality to the Company, (B) was known by the Subscriber (as evidenced by written records) prior to its receipt by the Subscriber from the Company or (C) was disclosed to the Subscriber by a third party under no obligation of confidence.

(h)	Anti-Terrorism and Money Laundering Activities.

(i)	The Subscriber acknowledges that the Company is required by Federal law to obtain, verify and record information that identifies each person or entity who subscribes to purchase the Securities. The Subscriber acknowledges and agrees that it will furnish to the Company upon request a copy of the Subscriber’s identifying documents that will assist the Company to properly identify the Subscriber as required by Federal law. Such documents may include, without limitation, a copy of such entity’s organizational documents and evidence of the authority of the person executing this Agreement on behalf of such entity that such person has full authority to execute and deliver this Agreement on behalf of such entity and otherwise to act on behalf of such entity in connection with such entity’s subscription for the Securities.

(ii)	The Subscriber is not an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC, such Persons, “Specially Designated Nationals and Blocked Persons”) or otherwise. Neither the Subscriber nor any Person who owns an interest in the Subscriber is a Person with whom a U.S. Person, including a United States financial institution as defined in 31 U.S.C. 5312, as periodically amended, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

SECTION 4

The Company represents and warrants to the Subscriber as follows:

Organization, Good Standing and Qualification. The Company is an entity duly organized and validly existing under the laws of its jurisdiction of organization and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company, as the case may be, and its subsidiaries taken as a whole. The Company is not the subject of any pending or, to the Company’s knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state, local or other jurisdiction, the Securities and Exchange Commission or the securities agency or commission of any state, local or other jurisdiction that has not been disclosed.

4.1	Authorization. All organizational action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Securities sold hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

4.2	Valid Issuance of Securities. The Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

4.3	Selling Efforts in Regard to this Transaction. The Offering is not part of a plan or scheme to evade the registration provisions of the Securities Act. Neither the Company nor any person or entity acting on behalf of the Company has offered or sold any of the securities to be issued pursuant to this Agreement by any form of general solicitation or general advertising. The Company has offered the securities for sale only to each Subscriber in this Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.4	No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the organizational documents of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal, State or other regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

4.5	Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities.

4.6	Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

4.7	No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Securities and Exchange Commission (“SEC”) final rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act required to be complied with by the Company in connection with the issuance and sale of the Securities. For purposes hereof, “Covered Persons” means those Persons specified in the first paragraph of Rule 506(d)(1) under the Securities Act, including the Company and, to the extent applicable to the Company: (a) any predecessor or affiliate of the Company; (b) any director, executive officer, other officer participating in the offering of the Securities, general partner or managing member of the Company; (c) any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; (d) any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and (e) any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of the Units of any Solicitor or general partner or managing member of any Solicitor.

SECTION 5

5.1	Indemnity. (a) The Subscriber agrees to indemnify and hold harmless the Company and its officers and directors, employees and their respective affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

(b) The Company agrees to indemnify and hold harmless the Subscriber, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to any of the foregoing in connection with this transaction.

5.2	Modification. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

5.3	Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be deemed given when (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally, to the other party hereto at their address set forth in this Agreement or such other address as a party hereto may request by notifying the other party hereto, or (c) upon written return confirmation of a transmission when sent by e-mail to receiving parties email address set forth in this Agreement or such other e-mail address as a party hereto may request by notifying the other party hereto.

5.4	Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

5.5	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6	Entire Agreement. The Exhibits attached hereto are hereby incorporated herein by reference. This Agreement together with the Annex and Exhibits, the Business Funding Agreement and Note, contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

5.7	Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

5.8	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

6	Reserved.

6.1	Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Subscriber.

6.2	Neutral Gender. The use in this Agreement of words in the male, female or neutral gender are for convenience only and shall affect or control any provisions of this Agreement.

6.3	Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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A.	SUBSCRIPTION:

Note and Number of Units Up to 2,155,172	X $1.16 =	Up to $2,500,000.00.

B.	MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan, and Date Opened: _________

2.	☐	Joint Tenants with Rights of Survivorship	8.	☐	As a Custodian for _______________________________ UGMA______________ (State)

3.	☐	Community Property	9.	☐	Married with Separate Property

4.	☐	Tenants in Common	10.	☐	Keogh

5.	☒	Corporation/Partnership	11.	☐	Tenants by the Entirety

6.	☐	IRA

12.	Other

C.	ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A to this Agreement.

D.	TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SECURITIES ARE TO BE HELD: ASPIS Cyber Technologies, Inc.

IN WITNESS WHEREOF, the Subscriber has executed this Agreement effective as of the 16th day of October, 2024

If an entity:

Name of entity: ASPIS Cyber Technologies, Inc.

By:	/s/ Brian Giammarella
Name:	Brian Giammarella
Title:	EVP, Corporate Operations

If an individual:

Name:

Street Address:

590 Madison Ave 21st Floor ___________________________________________________

City: New York State: NY Zip: 10022

Telephone: ( ______________)__________________________

Email Address: IR@AspisCyber.com

Social Security or Federal Tax ID No.: 87-

***DO NOT WRITE BELOW DOTTED LINE***

ACCEPTED ON BEHALF OF THE COMPANY:

Versus Systems, Inc.

By:		/s/ Curtis Wolfe	Note and Number of Units: Up to 2,155,172
	Name:	Curtis Wolfe	Total Purchase Price: Up to $2,500,000
	Title:	Interim Chief Executive Officer
	E-mail:	@versussystems.com

Effective Date: October 16, 2024

ANNEX A

ACCREDITED INVESTOR QUESTIONNAIRE

A.	APPLICABLE TO INDIVIDUALS ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the Subscriber is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response, indicating to which individual it applies. The Subscriber must answer “yes” in response to question 1, 2 or 3 below to be considered an “accredited investor.” If the Subscriber is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

1.	Does your net worth*, or joint net worth with your spouse, exceed $1,000,000?

Yes___________	No___________

2.	Did you have an individual income ** in excess of $200,000, or joint income together with your spouse in excess of $300,000, in each of the two most recent years (2022 and 2023) and do you reasonably expect to reach the same income level in the current year (2024)?

Yes___________	No___________

3.	Are you an executive officer or director of Versus Systems, Inc.?

Yes___________	No___________

*	For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (excluding the estimated fair market value of your primary residence and including such items as furnishings, automobile and restricted securities) MINUS any liabilities (excluding any indebtedness secured by your primary residence up to the estimated fair market value of your primary residence).

**	For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

B.	APPLICABLE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES ONLY:

The Subscriber is an accredited investor because the Subscriber falls within at least one of the following categories (Check all appropriate lines):

_______	(i)	a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_______	(ii)	a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_______	(iii)	an insurance company as defined in Section 2(13) of the Securities Act;

_______	(iv)	an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 29(a)(48) of the Investment Company Act;

_______	(v)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_______	(vi)

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

_______	(vii)	an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

_______	(viii)	a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

_______	(ix)	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______	(x)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

_______	(xi)	an entity in which all of the equity investors are persons or entities described above (“accredited investors”).

Subscriber(s):

If an entity:

Name of entity: ASPIS Cyber Technologies, Inc.

By:
Name:
Title:

If an individual:

Name:

Owner of Accredited Investor:

If an entity:

Name of entity:

By:
Name:
Title:

If an individual:

Name:

EXHIBIT A

VERSUS SYSTEMS, INC. FORM OF WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS UNDER SAID LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

VERSUS SYSTEMS, INC.

Warrant for the Purchase of up to

[_______] Shares of Common Stock, no par value

No. W- _____________________	Warrant Issue Date: _____________________

THIS CERTIFIES that, for value received, (including any transferee, the “Holder”), is entitled to subscribe for and purchase from Versus Systems, Inc., a British Columbia corporation (the “Company”), pursuant to the terms and conditions set forth herein, on or prior to later of (i) [_____], 2029 (the “Exercise Period”),____ (          ) shares of Common Stock, no par value (the “Common Stock”), of the Company at an initial exercise price equal to $2.00 per one-half share; provided, however, that this Warrant may only be exercised to purchase one or more whole shares of Common Stock for a purchase price of $4.00 per share, subject to adjustment pursuant to the terms hereof (the “Exercise Price”) upon a cash exercise basis as described in Section 1(b) hereof. As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part and the term “Warrant Shares” shall mean the shares of Common Stock issuable upon the exercise of this Warrant.

The number of shares of Common Stock issuable upon exercise of this Warrant (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth.

Exhibit A-1

This Warrant may be exercised during the Exercise Period as to all or a lesser number of Warrant Shares by the surrender of this Warrant (with the Exercise Form attached hereto duly executed) to the Company at its principal executive office, which is located on the date hereof at 1370 N St Andrews Place, Los Angeles Ca 90028-8529, Attention: Curtis Wolfe, Interim Chief Executive Officer Versus Systems, Inc., or at such other place as is designated in writing by the Company, together with cash, a certified or bank cashier’s check or wire transfer of immediately available funds payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

1. Upon each exercise of the Holder’s rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

2. (a) This Warrant may be transferred by the Holder pursuant to this Section 3. Any Warrants issued upon the registration of transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. The transfer of this Warrant may be registered on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, due authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company may require prior to registering any transfer of a Warrant an opinion of counsel reasonably satisfactory to the Company that such transfer complies with the provisions of the Securities Act, and the rules and regulations thereunder.

(b) The Holder acknowledges that it has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Securities Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Rule 506 of Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Securities Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares, or (ii) this warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act in the opinion of counsel reasonably acceptable to the Company.

Exhibit A-2

3. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

4. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Whenever there shall be an adjustment as provided in this Section 4 and 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer’s certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(c) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price of such share of Common Stock on the date of exercise of this Warrant.

Exhibit A-3

(a) In case of any consolidation or combination with or merger of the Company with or into another corporation or entity (other than a merger, consolidation or combination in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation, entity or person of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (collectively an “Extraordinary Event”), then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Extraordinary Event unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Extraordinary Event shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph shall similarly apply to successive Extraordinary Events.

(b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation, combination or merger of another corporation or entity into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property or cash, or any combination thereof receivable upon such reclassification, change, consolidation, combination or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, combination or merger. Thereafter, appropriate provision shall be made for adjustments, which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c) The above provisions of this Section 5 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, combinations, mergers, sales, leases or conveyances.

5. In case at any time the Company shall propose to:

(a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b) issue any rights, warrants or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

(c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property or other Extraordinary Event; or

(d) effect any liquidation, dissolution or winding-up of the Company; or

(e) take any other action which would cause an adjustment to the Exercise Price;

Exhibit A-4

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the Warrant Register, mailed at least 10 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

6. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

7. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

8. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

9. The holder of this Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

Exhibit A-5

10. All notices and other communications given pursuant to this Warrant shall be in writing and shall be deemed to have been given when personally delivered or when mailed by prepaid registered, certified or express mail, return receipt requested. Notices should be addressed as follows:

(a)	If to Holder, then to:

____________________

____________________

____________________

Email:

(b)	If to the Company, then to:

Versus Systems, Inc.

LOS ANGELES CA 90028-8529

Attention: Curtis Wolfe, Interim Chief Executive Officer

E-mail: @VersusSystems.Com

Such addresses for notices may be changed by any party by notice to the other party pursuant to this Section.

11. This Warrant may be amended only by an instrument in writing signed by the Company and the Holder.

12. This Warrant has been negotiated and consummated in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under the Subscription Agreements. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Dated:_____________________, 2024	Versus Systems, Inc.

By:
Name:
Title:

Exhibit A-6

VERSUS SYSTEMS, INC.

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the attached Warrant)

To:	Versus Systems, Inc.

LOS ANGELES CA 90028-8529
Attention: Chief Executive Officer

FOR VALUE RECEIVED, ________________________________________hereby sells, assigns and transfers unto___________________ that certain Warrant (Number W-____) to purchase________________ shares of Common Stock, no par value per share of Versus Systems, Inc. (the “Company”), together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Company attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:____________________________

Signature:____________________________

NOTICE:

The signature on the foregoing Assignment must correspond to the name as written upon the fact of this Warrant in every particular way, without alternation or enlargement or any change whatsoever.

Exhibit A-7

VERSUS SYSTEMS, INC.

EXERCISE FORM

(To be completed and signed only upon exercise of the Warrants)

To:	Versus Systems, Inc.

LOS ANGELES CA 90028-8529
Attention: Chief Executive Officer

The undersigned hereby exercises his or its rights to purchase_____________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $ _____________ by tendering cash, a wire of immediately available funds or delivering a certified check or bank cashier’s check, payable to the order of the Company in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social Security
or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	Name:

Address:

(Signature)

Exhibit A-8

EXHIBIT B

RISK FACTORS

AN INVESTMENT IN THE SECURITIES OFFERED HEREBY IS SPECULATIVE IN NATURE, INVOLVES A HIGH DEGREE OF RISK AND SHOULD NOT BE MADE BY ANY INVESTOR WHO CANNOT AFFORD THE LOSS OF HIS ENTIRE INVESTMENT. EACH PROSPECTIVE PURCHASER SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS AND SPECULATIVE FACTORS ASSOCIATED WITH THIS OFFERING, AS WELL AS OTHERS DESCRIBED ELSEWHERE IN THIS SUBSCRIPTION AGREEMENT BEFORE MAKING ANY INVESTMENTS.

THIS DOCUMENT CONTAINS CERTAIN STATEMENTS RELATING TO FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF OUR COMPANY. PROSPECTIVE INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE ONLY PREDICTIONS, INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. IN EVALUATING SUCH STATEMENTS, PROSPECTIVE INVESTORS SHOULD SPECIFICALLY CONSIDER THE VARIOUS FACTORS IDENTIFIED IN HEREIN, INCLUDING THE MATTERS SET FORTH BELOW, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS.

IN ADDITION TO THESE RISKS, THE SUBSCRIBER SHOULD ALSO CAREFULLY REVIEW THE RISKS DISCLOSED UNDER THE HEADING, “RISK FACTORS” IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 2024, WHICH RISKS ARE INCORPORATED HEREIN BY REFERENCE AND MADE A PART OF THIS DOCUMENT.

RISKS RELATING TO THIS OFFERING AND AN INVESTMENT IN THE NOTE, UNITS, WARRANTS AND SHARES OF COMMON STOCK (COLLECTIVELY, THE “SECURITIES”)

AN INVESTMENT IN THE SECURITIES IS SPECULATIVE AND THERE CAN BE NO ASSURANCE OF ANY RETURN ON ANY SUCH INVESTMENT.

An investment in the Securities is speculative and there is no assurance that investors will obtain any return on their investment. Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED BY THE COMPANY AND MAY NOT BE INDICATIVE OF THE COMPANY’S ACTUAL VALUE OR THE VALUE OF THE SECURITIES.

The offering price of the Securities has been determined by the Company and may not be indicative of the Company’s actual value or the value of the Securities. The price of the Securities bears no relationship to the assets, book value, net worth or any other recognized criteria of the Company’s value. The offering price should not be considered as an indication of the Company’s actual value or the value of the Securities.

Exhibit B-1

WE WILL HAVE BROAD DISCRETION ON HOW WE USE THE PROCEEDS WE RECEIVE IN THIS OFFERING.

Subject to the limitations on use of proceeds in the Note, our management will otherwise have broad discretion on how to use and spend any proceeds we receive from this Offering and may use the proceeds in ways that differ from the proposed uses discussed in herein. The Subscriber and our stockholders may not agree with our decision on how to use such proceeds. If we fail to spend the proceeds effectively, our business and financial condition could be harmed.

WE MAY NEED TO RAISE ADDITIONAL CAPITAL, WHICH MAY NOT BE AVAILABLE ON ACCEPTABLE TERMS OR AT ALL.

We may be required to raise additional funds, particularly if we are unable to generate positive cash flow as a result of our operations. We estimate that based on current plans and assumptions, that the net proceeds of the Offering will be sufficient to satisfy our cash requirements, without further financing, to comply with the plan of compliance required by Nasdaq. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to scale back our operations. Any additional equity financing may involve substantial dilution to our then existing shareholders.

IF WE ARE UNABLE TO OBTAIN ADDITIONAL FUNDING, OUR BUSINESS OPERATIONS WILL BE HARMED AND IF WE DO OBTAIN ADDITIONAL FINANCING, OUR THEN EXISTING SHAREHOLDERS MAY SUFFER SUBSTANTIAL DILUTION.

We will continue to need additional funds for our operations and to pursue our growth strategy. Given our operating history of losses and limited revenue sources, there can be no assurance that we will be successful in obtaining additional financing or in growing our business. In addition, there is no assurance that we will not incur debt in the future, that we will have sufficient funds to repay any indebtedness or that we will not default on our debt obligations, jeopardizing our business viability. Furthermore, we may not be able to borrow or raise additional capital in the future to meet our needs or to otherwise provide the capital necessary to conduct our business. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital will restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our marketing and development plans and possibly cease our operations. Any additional equity financing may involve substantial dilution to our then existing shareholders.

RISKS RELATED TO OUR BUSINESS AND INDUSTRY

THE COMPANY IS A COMPANY WITH A HISTORY OF LOSSES AND LIMITED REVENUE AND THEREFORE IT CANNOT ENSURE THE LONG-TERM SUCCESSFUL OPERATION OF ITS BUSINESS.

The Company is a company with a history of losses and limited revenue and accordingly must address many risks and uncertainties particularly characteristic of small market cap companies. The success of the Company will be dependent, in large part, on the continuing development of the Company’s technology and on the development of the Company’s product offerings, implementation of the Company’s licensing and marketing-distribution model, which has not been proven, and the greater acceptance of the Company’s products and technology in the marketplace. The Company may not be able to successfully transition from the Company’s current stage of business as a company with only limited operations. While attempting to make this transition, the Company will be subject to all risks inherent in a growing business, including the need to complete the development of the Company’s technology, to develop and expand the Company’s technology licensees and customer base, to develop, maintain and enhance the Company’s proposed products and to build out the Company’s management and corporate infrastructure. The Company cannot assure that it will address such start-up risks successfully, and its failure to do so could cause substantial harm to the Company’s business and financial condition. In addition, there is no assurance that the Company will be able to attain profitability.

Exhibit B-2

COMPETITION FROM PROVIDERS OF SIMILAR PRODUCTS AND SERVICES COULD MATERIALLY ADVERSELY AFFECT OUR REVENUES AND FINANCIAL CONDITION.

The industry in which we compete is a rapidly evolving, highly competitive, and fragmented market, which is based on consumer preferences and requires substantial human and capital resources. We expect competition to intensify in the future. There can be no assurance that we will be able to compete effectively. We believe that the main competitive factors in the entertainment, media, and communications industries include effective marketing and sales, brand recognition, product quality, product placement and availability, niche marketing and segmentation and value propositions. They also include benefits of one’s company, product and services, features and functionality, and cost. Many of our competitors are established, profitable and have strong attributes in many, most, or all of these areas. They may be able to leverage their existing relationships to offer alternative products or services at more attractive pricing or with better customer support. Other companies may also enter our markets with better products or services, greater financial and human resources and/or greater brand recognition. Competitors may continue to improve or expand current products and introduce new products. We may be perceived as relatively too small or untested to be awarded business relative to our competition. To be competitive, we will have to invest significant resources in business development, advertising, and marketing. We may also have to rely on strategic partnerships for critical branding and relationship leverage, which partnerships may or may not be available or sufficient. We cannot assure you that we will have sufficient resources to make these investments or that we will be able to make the advances necessary to be competitive. Increased competition may result in price reductions, reduced gross margin, and loss of market share. Failure to compete successfully against current or future competitors could have a material adverse effect on our business, operating results and financial condition.

THE SPECULATIVE NATURE OF THE INDUSTRY MAY RESULT IN OUR INABILITY TO PRODUCE PRODUCTS OR SERVICES THAT RECEIVE SUFFICIENT MARKET ACCEPTANCE FOR US TO BE SUCCESSFUL.

Certain segments of the digital media industry are highly speculative and historically have involved a substantial degree of risk. If we are unable to produce products or services that receive sufficient market acceptance, we may not generate sufficient revenues to maintain our operations and our business will be unsuccessful.

IF WE ARE NOT ABLE TO MAINTAIN AND ENHANCE OUR BRAND, OR IF EVENTS OCCUR THAT DAMAGE OUR REPUTATION AND BRAND, OUR ABILITY TO EXPAND OUR BASE OF USERS, DEVELOPERS, AND MARKETERS MAY BE IMPAIRED, AND OUR BUSINESS AND FINANCIAL RESULTS MAY BE HARMED.

We believe that maintaining and enhancing our brand is critical to expanding our base of users, developers, and marketers. We expect that many of our new users will be referred by existing users. Maintaining and enhancing our brand will depend largely on our ability to continue to provide useful, reliable, trustworthy, and innovative products and services, which we may not do successfully. We may introduce new products or terms of service that users do not like, which may negatively affect our brand. We also may fail to provide adequate customer service, which could erode confidence in our brand. Our brand may also be negatively affected by the actions of users that are deemed to be hostile or inappropriate to other users, or by users acting under false or inauthentic identities. Maintaining and enhancing our brand may require us to make substantial investments and these investments may not be successful. If we fail to successfully promote and maintain our brand or if we incur excessive expenses in this effort, our business and financial results may be adversely affected.

Exhibit B-3

IF WE ARE UNABLE TO PROTECT OUR INTELLECTUAL PROPERTY, THE VALUE OF OUR BRAND AND OTHER INTANGIBLE ASSETS MAY BE DIMINISHED, AND OUR BUSINESS MAY BE ADVERSELY AFFECTED.

We rely and expect to continue to rely on a combination of confidentiality and license agreements with our employees, consultants, and third parties with whom we have relationships, as well as trademark, copyright, patent, trade secret, and domain name protection laws, to protect our proprietary rights. In the United States and internationally, we have filed various applications for protection of certain aspects of our intellectual property. Third parties may knowingly or unknowingly infringe our proprietary rights, third parties may challenge proprietary rights held by us, and pending and future trademark and patent applications may not be approved. In addition, effective intellectual property protection may not be available in every country in which we operate or intend to operate our business. In any or all of these cases, we may be required to expend significant time and expense in order to prevent infringement or to enforce our rights. Although we have taken measures to protect our proprietary rights, there can be no assurance that others will not offer products or concepts that are substantially similar to ours and compete with our business. If the protection of our proprietary rights is inadequate to prevent unauthorized use or appropriation by third parties, the value of our brand and other intangible assets may be diminished and competitors may be able to more effectively mimic our service and methods of operations. Any of these events could have an adverse effect on our business and financial results.

OUR PRODUCTS AND INTERNAL SYSTEMS RELY ON SOFTWARE THAT IS HIGHLY TECHNICAL, AND IF IT CONTAINS UNDETECTED ERRORS, OUR BUSINESS COULD BE ADVERSELY AFFECTED.

Our products and internal systems rely on software that is highly technical and complex. In addition, our products and internal systems depend on the ability of our software to store, retrieve, process, and manage immense amounts of data. Our software has contained, and may now or in the future contain, undetected errors, bugs, or vulnerabilities. Some errors in our software may only be discovered after the code has been released for external or internal use. Errors or other design defects within our software may result in a n egative experience for users and marketers who use our products, delay product introductions or enhancements, or result in measurement or billing errors. Any errors, bugs, or defects discovered in our software could result in damage to our reputation, loss of users, loss of revenue, or liability for damages, any of which could adversely affect our business and financial results.

COMPUTER MALWARE, VIRUSES, HACKING AND PHISHING ATTACKS, AND SPAMMING COULD HARM OUR BUSINESS AND RESULTS OF OPERATIONS.

Computer malware, viruses, and computer hacking and phishing attacks have become more prevalent in our industry and may occur on our systems in the future. Though it is difficult to determine what, if any, harm may directly result from any specific interruption or attack, any failure to maintain performance, reliability, security, and availability of our products and technical infrastructure. Any such failure may harm our reputation, our ability to retain existing users and attract new users, and our results of operations.

Exhibit B-4

CHANGES IN TECHNOLOGY MAY REDUCE THE DEMAND FOR OUR SERVICES.

The interactive digital media industries are substantially affected by rapid and significant changes in technology. These changes may reduce the demand for certain existing services and technologies used in these industries or render them obsolete. We cannot assure you that the technologies we use or rely upon will not be subject to such occurrence. While we may attempt to adapt our services to newer technologies, we cannot assure you that we will have sufficient resources to fund these changes or that these changes will ultimately prove successful. If we are unable to respond to quickly to changes in technology our business will fail.

WE MAY NOT BE ABLE TO SUCCESSFULLY IMPLEMENT OUR BUSINESS MODEL, WHICH IS SUBJECT TO INHERENT UNCERTAINTIES.

Our business model is predicated on our ability and the ability of our customers to attract advertisers in order to properly monetize and exploit our products and service offerings in the most appropriate medium. We cannot assure that there will be a large enough audience for our platform, or those prospective customers will agree to pay the prices that we propose to charge. In the event our customers resist paying the prices we set for our products, our business, financial condition, and results of operations will be materially and adversely affected.

FUTURE BUSINESS COMBINATIONS AND ACQUISITION TRANSACTIONS, IF ANY, MAY NOT SUCCEED IN GENERATING THE INTENDED BENEFITS AND MAY, THEREFORE, ADVERSELY AFFECT SHAREHOLDER VALUE OR OUR FINANCIAL RESULTS.

Integration of new businesses or technologies into our business may have any of the following adverse effects:

●	We may have difficulty transitioning customers and other business relationships.

●	We may have problems unifying management following a transaction.

●	We may lose key employees from our existing or acquired businesses.

●	We may experience intensified competition from other companies seeking to expand sales and market share during the integration period.

●	Our management’s attention may be diverted to the assimilation of the technology and personnel of acquired businesses or new product or service lines.

●	We may experience difficulties in coordinating geographically disparate organizations and corporate cultures and integrating management personnel with different business backgrounds.

●	We may face shareholder lawsuits, regulatory hurdles, government investigations or other legal claims.

The inability of our management to successfully integrate acquired businesses, and any of the above specified issues or unanticipated issues related to acquisitions or business combinations, could have a material adverse effect on our business, operating results and financial condition.

MANY OF OUR COMPETITORS ARE LARGER AND HAVE GREATER FINANCIAL AND OTHER RESOURCES THAN WE DO, AND THOSE ADVANTAGES COULD MAKE IT DIFFICULT FOR US TO COMPETE WITH THEM.

The digital media industry is competitive. There are a substantial number of traditional and established companies and internet media companies with which we compete directly and indirectly, many of which have significantly greater financial resources, higher revenues, and greater economies of scale than us. We will attempt to distinguish ourselves from our competitors, but there can be no assurance that we will be able to penetrate the market. We believe that our intellectual property is attractive to an online audience in light of the recent worldwide trend to move publishing from print to electronic media. Nevertheless, there is no assurance that we will compete successfully with existing or future competitors in the industry. If we are not successful in competing with these traditional and established businesses, we will be unable to generate any revenues.

Exhibit B-5

WE MUST RESPOND TO AND CAPITALIZE ON RAPID CHANGES IN CONSUMER BEHAVIOR RESULTING FROM NEW TECHNOLOGIES AND DISTRIBUTION PLATFORMS IN ORDER TO REMAIN COMPETITIVE AND EXPLOIT NEW OPPORTUNITIES.

Technology in the online and mobile arenas is changing rapidly. We must adapt to advances in technologies, distribution outlets and content transfer and storage (legally or illegally) to ensure that our platform remains desirable and widely available to our audiences while protecting our intellectual property interests. The ability to anticipate and take advantage of new and future sources of revenue from these technological developments will affect our ability to continue to increase our revenue and expand our business. If we cannot ensure that our content is responsive to the lifestyles of our target audiences and capitalize on technological advances, our revenues will decline which may cause us to curtail operations.

A DECLINE IN ADVERTISING EXPENDITURES COULD CAUSE OUR REVENUES AND OPERATING RESULTS TO DECLINE SIGNIFICANTLY IN ANY GIVEN PERIOD OR IN SPECIFIC MARKETS.

We anticipate deriving some of our revenues from the sale of advertising, either directly or by our customers or partners. A decline in advertising expenditures generally or in specific markets could significantly adversely affect our revenues and operating results in any given period. Declines can be caused by the economic prospects of advertisers or the economy in general could alter current or prospective advertisers’ spending priorities. Disasters, acts of terrorism, political uncertainty, or hostilities could lead to a reduction in advertising expenditures as a result of economic uncertainty. Our advertising revenues may also be adversely affected by changes in audience traffic, which advertisers rely upon in making decisions to purchase advertising. A decrease in our advertising revenues will adversely impact our results of operations.

IF WE DO NOT MAINTAIN THE CONTINUED SERVICE OF OUR EXECUTIVE OFFICERS, OUR BUSINESS OPERATIONS MAY BE AFFECTED.

Our success is substantially dependent on the performance of our management team. Given our early stage of development, we are dependent on our ability to retain and motivate high quality personnel. Although we believe we will be able to engage qualified personnel for such purposes, an inability to do so could materially adversely affect our ability to market, sell, and enhance our products. The loss of one or more of our key employees or our inability to hire and retain other qualified employees, including but not limited to development staff, business development staff, and digital publishing staff, could have a material adverse effect on our business.

WE MAY BE UNABLE TO PROTECT OUR INTELLECTUAL PROPERTY RIGHTS.

Despite our efforts to protect our intellectual property rights, third parties may infringe or misappropriate our intellectual property rights, or otherwise independently develop substantially equivalent products and services. The loss of intellectual property protection or the inability to secure or enforce intellectual property protection could harm our business and ability to compete. We rely on a combination of trademark and copyright laws, trade secret protection and confidentiality and license agreements to protect our trademarks, software and know-how. We may be required to spend significant resources to protect our trade secrets and monitor and police our intellectual property rights.

Exhibit B-6

Third parties may assert infringement claims against us in the future. In particular, there has been a substantial increase in the issuance of business process patents for Internet- related business processes, which may have broad implications for all participants in Internet commerce. Claims for infringement of these patents are becoming an increasing source of litigation. If we become subject to an infringement claim, we may be required to modify our products, services and technologies or obtain a license to permit our continued use of those rights. We may not be able to do either of these things in a timely manner or upon reasonable terms and conditions. Failure to do so could seriously harm our business and operating results. In addition, future litigation relating to infringement claims could result in substantial costs to us and a diversion of management resources. Adverse determinations in any litigation or proceeding could also subject us to significant liabilities and could prevent us from using some of our products, services or technologies.

WE MAY INCUR UNINSURED LOSSES IN THE OPERATION OF OUR BUSINESS.

There is no assurance that we will not incur uninsured liabilities and losses as a result of the conduct of our business. We plan to maintain comprehensive liability and property insurance at customary levels. We will also evaluate the availability and cost of business interruption insurance. However, should uninsured losses occur we may be unable to cover these losses from our existing work capital which may cause us to incur significant losses?

WE MAY INCUR LIABILITIES THAT WE MAY BE UNABLE TO REPAY IN THE FUTURE.

We may incur liabilities with affiliated or unaffiliated lenders. These liabilities would represent fixed costs which would be required to be paid regardless of the level of our business or profitability. There is no assurance we will be able to pay all of our liabilities. An increase in our costs may cause us to increase the prices at which we charge our customers which may lead to our customers to seek alternatives to our products. In such event, our revenues will decrease, and we may be forced to curtail our operations.

WE MAY INCUR UNANTICIPATED COST OVERRUNS WHICH MAY SIGNIFICANTLY AFFECT OUR OPERATIONS.

We may incur substantial cost overruns in the development and enhancement of our Platform. Management is not obligated to contribute capital to us. Unanticipated costs may force us to obtain additional capital or financing from other sources if we are unable to obtain the additional funds necessary to implement our business plan. There is no assurance that we will be able to obtain sufficient capital to implement our business plan successfully. If a greater investment is required in the business because of cost overruns, the probability of earning a profit or a return of our shareholders’ investment will be diminished.

WE ARE INCREASINGLY DEPENDENT ON INFORMATION TECHNOLOGY SYSTEMS AND INFRASTRUCTURE (CYBER SECURITY).

We increasingly rely upon technology systems and infrastructure. Our technology systems are potentially vulnerable to breakdown or other interruption by fire, power loss, system malfunction, unauthorized access and other events such as computer hackings, cyber-attacks, computer viruses, worms or other destructive or disruptive software. Likewise, data privacy breaches by employees and others with permitted access to our systems may pose a risk that sensitive data may be exposed to unauthorized persons or to the public. While we have invested heavily in the protection of data and information technology and in related training, there can be no assurance that our efforts will prevent significant breakdowns, breaches in our systems or other cyber incidents that could have a material adverse effect upon our reputation, business, operations or financial condition of the Company. In addition, significant implementation issues may arise as we continue to consolidate and outsource certain computer operations and application support activities.

Exhibit B-7

RISKS RELATING TO OUR SECURITIES AND COMMON STOCK

THERE ARE SIGNIFICANT RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES.

The offer and sale of the Securities is being made without registration under state and federal securities laws in reliance upon the “private offering” exemption of Section 4(a)(2) and/or Rule 506 of Regulation D under the Securities Act or pursuant to an exemption to an offering of securities in an offshore transaction to persons who are not U.S. persons pursuant to Rule 903 of Regulation S under the Securities Act, as well as available exemptions under applicable state securities laws. The Securities will be “restricted securities” under the Securities Act and cannot be resold or otherwise transferred unless they are registered under the Securities Act and any applicable state securities laws or are transferred in a transaction exempt from such registration.

THE ISSUANCE OF ADDITIONAL STOCK IN CONNECTION WITH FINANCINGS, ACQUISITIONS, INVESTMENTS, OUR STOCK INCENTIVE PLAN OR OTHERWISE WILL DILUTE ALL OTHER STOCKHOLDERS.

Our organizational documents authorize us to issue an unlimited number of shares of Common Stock. Subject to compliance with applicable rules and regulations, we may issue our shares of Common Stock or securities convertible into our Common Stock from time to time in connection with a financing, acquisition, investment, our stock incentive plans or otherwise. Any such issuance could result in substantial dilution to our existing stockholders and cause the trading price of our Common Stock to decline.

WE DO NOT EXPECT TO PAY DIVIDENDS IN THE FUTURE; ANY RETURN ON INVESTMENT MAY BE LIMITED TO THE VALUE OF OUR COMMON STOCK.

We do not currently anticipate paying cash dividends in the foreseeable future. The payment of dividends on our Common Stock will depend on earnings, financial condition and other business and economic factors affecting us at such time as the board of directors may consider relevant. Our current intention is to apply net earnings, if any, in the foreseeable future to increasing our capital base and development and marketing efforts. There can be no assurance that the Company will ever have sufficient earnings to declare and pay dividends to the holders of our Common Stock, and in any event, a decision to declare and pay dividends is at the sole discretion of the Board of Directors. If we do not pay dividends, our Common Stock may be less valuable because a return on your investment will only occur if and when our Common Stock commences trading, and our stock price appreciates.

YOU SHOULD CONSULT YOUR OWN TAX AND LEGAL ADVISORS CONCERNING INCOME TAX RISKS.

We urge each prospective subscriber to consult with its own representatives, including its own tax and legal advisors, with respect to the federal (as well as state and local) income tax consequences of this investment before purchasing any Securities. Prospective subscribers should not construe the information set forth in herein as providing any tax advice and this Agreement is not intended to be a complete or definitive summary of the tax consequences of an investment in the Units. Prospective subscribers are advised to consult with their own tax counsel concerning the tax aspects of the purchase of Securities.

Exhibit B-8